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                                                                  EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 18, 1998, which appears on page 11 of the 1998 Annual Report to Shareholders of Bridgford Foods Corporation, which is incorporated by reference in Bridgford Foods Corporation's Annual Report on Form 10-K for the year ended October 31, 1998.



/s/ PRICEWATERHOUSECOOPERS LLP
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Costa Mesa, California
May 26, 1999